UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 7, 2004
                                                          ---------------


                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-9390                    95-2698708
----------------------------- ---------------------     ------------------------
(State or other jurisdiction     (Commission File           (I.R.S. Employer
      of incorporation)              Number)              Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                                92123
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(Address of principal executive offices)                       (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  | Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

|  | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            CHANGE IN FISCAL YEAR
            --------------------------------------------------

     The Board of Directors approved an amendment and restatement to the Corporation's By-laws effective July 30, 2004. Section 3.15, "Nominations for Election to the Board of Directors" was amended in order to provide the Corporation with adequate notice of such nominations. The provision requires a stockholder's notice to be delivered to the Corporation not less than one hundred twenty (120) days in advance of the first anniversary of the date that the Corporation's proxy statement was first released to stockholders in connection with the previous year's annual meeting.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------
            The following exhibit is filed as part of this report.


EXHIBIT 3.1 Jack in the Box Inc. By-laws as amended and restated July 30, 2004.



                                                              SIGNATURES
                                                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                          JACK IN THE BOX INC.


                                                     By:  JOHN F. HOFFNER
                                                          ---------------
         John F. Hoffner
         Executive Vice President
         Chief Financial Officer
         (Principal Financial Officer)
         (Duly Authorized Signatory)


         Date:  October 7, 2004